UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 8, 2016

Date of Report (Date of earliest event reported)

KapStone Paper and Packaging Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33494 (Commission File Number)	20-2699372 (IRS Employer Identification No.)

1101 Skokie Boulevard, Suite 300, Northbrook, IL 60062

(Address of principal executive offices)

(847) 239-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

KapStone Paper and Packaging Corporation (the “Company”) entered into Amendment No. 2 to Receivables Purchase Agreement dated as of June 8, 2016 (the “Amendment to Receivables Purchase Agreement”)  amending its Receivables Purchase Agreement dated as of September 26, 2014 (as previously amended, the “Receivables Purchase Agreement”) among the Company, as the servicer, and KapStone Receivables, LLC (the “SPV”), a Delaware limited liability company and wholly owned, bankruptcy remote subsidiary of the Company, as seller, the financial institutions from time to time party thereto as purchasers (the “Purchasers”) and Wells Fargo Bank, N.A., as administrative agent (“Wells Fargo”).  In addition, the Company, the SPV and KapStone Kraft Paper Corporation, KapStone Container Corporation, KapStone Charleston Kraft LLC, Longview Fibre Paper and Packaging, Inc. and Victory Packaging, L.P. (collectively, the “Originators”), entered into Amendment No. 2 to Receivables Sale Agreement dated as of June 8, 2016 (the “Amendment to Receivables Sale Agreement” and, together with the Amendment to Receivables Purchase Agreement, the “Amendments”) amending its Receivables Sale Agreement dated as of September 26, 2014 (as previously amended, the “Receivables Sale Agreement”).  Together, the Receivables Purchase Agreement, as amended, and the Receivables Sale Agreement, as amended, establish the primary terms and conditions of an accounts receivable securitization program (the “Securitization”).

Pursuant to the Amendments, (i) the “Facility Termination Date” under the Receivables Purchase Agreement has been extended from June 8, 2016 to June 6, 2017 (the date by which the Purchasers commitment to purchase receivables will terminate), and (ii) certain concentration limitations in respect of accounts receivables that are applicable for purposes of the maximum amounts that may be outstanding under the Securitization were modified.

The foregoing description of the Amendments is qualified in its entirety by reference to the full text of each of the Amendment to Receivables Purchase Agreement and Amendment to  Receivables Sale Agreement, copies of which are respectively attached as Exhibit 10.1 and Exhibit 10.2 hereto and are incorporated herein by reference.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference.

Item 9.01                                           Financial Statements and Exhibits

(d)	Exhibits

10.1

Amendment No. 2 to Receivables Purchase Agreement entered into as of June 8, 2016 by and among KapStone Paper and Packaging Corporation, as servicer, KapStone Receivables, LLC, as seller, the financial institutions from time to time party thereto, as purchasers, and Wells Fargo Bank, N.A., as administrative agent.

10.2

Amendment No. 2 to Receivables Sale Agreement entered into as of June 8, 2016, by and among KapStone Paper and Packaging Corporation, as servicer, KapStone Receivables, LLC, as buyer, and KapStone Kraft Paper Corporation, KapStone Container Corporation, KapStone Charleston Kraft LLC, Longview Fibre Paper and Packaging, Inc. and Victory Packaging, L.P., as originators.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 8, 2016

KAPSTONE PAPER AND PACKAGING CORPORATION

By:	/s/ Roger W. Stone
Name:	Roger W. Stone
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1

Amendment No. 2 to Receivables Purchase Agreement dated as of June 8, 2016, by and among KapStone Paper and Packaging Corporation, as servicer, KapStone Receivables, LLC, as seller, the financial institutions from time to time party thereto, as purchasers, and Wells Fargo Bank, N.A., as administrative agent.

10.2

Amendment No. 2 to Receivables Sale Agreement dated as of June 8, 2016, by and among KapStone Paper and Packaging Corporation, as servicer, KapStone Receivables, LLC, as buyer, and KapStone Kraft Paper Corporation, KapStone Container Corporation, KapStone Charleston Kraft LLC, Longview Fibre Paper and Packaging, Inc. and Victory Packaging, L.P., as originators.